Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. Section 1350)

In connection with the quarterly report of DayStar Technologies, Inc. (the “Company”) on Form 10-Q for the three months ended June 30, 2008 as filed with the Securities and Exchange Commission on the date therein specified (the “Report”), I, William Steckel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2008

By:	/s/ WILLIAM STECKEL
William Steckel
Chief Financial Officer